UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  January 14, 2011
(Date of earliest event reported)

VITACOST.COM INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34468	37-1333024
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5400 Broken Sound Blvd. NW – Suite 500 Boca Raton, Florida 33487-3521
(Address of Principal Executive Offices)

(561) 982-4180
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On January 14, 2011, Mr. Michael Sheridan resigned as a director of Vitacost.com Inc. (the “Company”) effective immediately.  Mr. Sheridan’s resignation did not involve any disagreement on any matter relating to the Company’s operations, policies or practices.

Also on January 14, 2011, Mr. Mark A. Jung resigned as a director of the Company effective immediately.  Mr. Jung’s resignation did not involve any disagreement on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITACOST.COM INC.

Dated: January 18, 2011	By:	/s/ Stephen E. Markert, Jr.
Stephen E. Markert, Jr.
Interim Chief Financial Officer